LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R  3 0 ,  2 0 0 8

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Shareholders,

We are pleased to present this third quarter report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended September 30, 2008. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for a little over three years. The Fund’s Net Asset Value (“NAV”) performance in 2008 has moderately outperformed its benchmark, and we believe that LOR has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2008)

For the third quarter of 2008, the Fund’s NAV declined by 13.2%, a lower loss than the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”) which declined 16.6% . Similarly, for the year-to-date, the Fund’s NAV return of -25.1%, is less than the Index decline of 25.5% . The Fund’s since-inception annualized NAV return of 4.6% has comfortably outperformed the Index return of –3.5% for the same period. Shares of LOR ended the third quarter of 2008 with a market price of $11.21, representing a 19.4% discount to the Fund’s NAV of $13.90. The Fund’s net assets were $93.4 million as of September 30, 2008, with total leveraged assets of $138.1 million, representing 32.4% leverage.

We believe that LOR’s investment thesis remains sound. During the third quarter, the Fund benefited from the outperformance of high-yielding stocks, as investors began to focus on the earnings power of financials and other high-yielding companies. Furthermore, following on from a very strong year in 2007, the smaller, short-duration1 emerging market currency and debt portion of the Fund has actually managed to produce modest positive performance this year despite a challenging global market environment. This portfolio has been a meaningful positive contributor to performance for the Fund since inception.

As of September 30, 2008, 69.1% of the Fund’s total leveraged assets consisted of world equities and 30.9% consisted of emerging market currency and debt instruments.

Declaration of Dividends

The Fund’s Board of Directors has declared a monthly dividend distribution of $0.1167 per share on the Fund’s outstanding stock each month since inception. In addition, in December of 2006, and in September and December of 2007, the Fund made additional required distributions of accumulated income and net realized capital gains. The cumulative distributions for the last 12 months ended September 30, 2008 totaled $3.80 per share. The current distribution rate is 12.5%, based on the annualized current distribution and the share price of $11.21 at the close of NYSE trading on September 30, 2008. Note that LOR does not pay a managed distribution, and, as such, there has been no return of capital to investors since the Fund’s inception.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(69.1% of total leveraged assets)

The Fund’s world equity portfolio is invested in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America and other markets; and Ford Otomotiv Sanayi, a Turkish manufacturer and distributor of motor vehicles (primarily commercial) and parts that offer its products under the Ford brand.

As of September 30, 2008, 41.3% of the Fund’s world equity portfolio investments were based in North America, 23.0% were based in Continental Europe (not including the United Kingdom), 8.9% were based in the United Kingdom, 8.7% were based in Africa and the Middle East, 8.3% were based in Asia, 5.8% were based in Australia and New Zealand, and 4.0% were based in Latin America. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, were financials (25.8%), which includes banks, insurance companies, and financial services companies, and energy (12.4%), a sector comprised of companies engaged in the exploration, production, marketing, refining and transportation of oil and gas products, and coal. Other sectors in the portfolio include consumer discretionary, consumer staples, health care, industrials, information technology, materials, telecommunication services and utilities. The average dividend yield on the world equity portfolio was approximately 6.8% as of September 30, 2008.

World Equity Markets Review
Early in the third quarter, global equity markets vacillated between gains and losses, as the markets reacted to the trade-off between falling oil prices and slowing economic growth. Oil prices that once hovered above $140 per barrel fell below $100 amid economic uncertainty, which, in turn, reduced inflationary pressures. In September, stocks dropped sharply in the wake of continued financial turmoil that started in the United States and has since spread to Europe and the United Kingdom. The U.S. government’s decision to take control of government-sponsored mortgage lenders Fannie Mae and Freddie Mac contributed to increased market volatility. The collapse of Lehman Brothers and the sale of Merrill Lynch to Bank of America followed. Fear of a similar fate prompted the Goldman Sachs Group and Morgan Stanley to convert to bank holding companies, changing the face of the U.S. financial industry. Furthermore, troubled mortgage lender Bradford & Bingley became the second bank to be nationalized in the United Kingdom, and Fortis received a capital injection from the governments of Belgium, Luxembourg and the Netherlands. These companies are just a few of the high-profile casualties seen during this historic period.

Despite massive liquidity provided by major central banks, jitters over global credit markets refused to abate. This sent interbank rates and credit default swaps (a derivative contract that protects against loan defaults) to their highest levels in recent years. Surprisingly, the U.S. dollar strengthened against major currencies, despite deepening concerns over the troubled financials sector and worsening fiscal conditions. On a regional basis, the United States materially outperformed, as the U.S. government has been aggressive in using monetary policy and other tools to address the financial crisis. In contrast, emerging markets and the commodity-driven Australian market lagged during the decline. On a sector basis, defensive groups like health care and consumer staples outperformed but, more surprisingly, the financials and consumer discretionary sectors also outperformed, as their weakness earlier in the year had already priced in an economic slowdown. Hardest hit were commodity producers, due to concerns that slowing growth would impact demand.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

What Helped and What Hurt LOR
After performing poorly earlier in the year, the relative performance of high-yielding global equities improved dramatically in the third quarter, benefiting the Fund. From a sector perspective, stock selection in materials helped returns due to a low relative exposure to mining companies that were hurt by falling commodity prices. In addition, our holdings in chemical makers E.I. DuPont de Nemours and Dow Chemical performed well, as falling energy prices will likely improve their margins. The Fund also benefited from a rebound in the financials sector after significant weakness earlier in the year. We maintained our holdings in this sector in the belief that valuations did not reflect the companies’ longer-term, normalized earnings power. We were rewarded as holdings such as Bank of America, Citigroup and AXA rose strongly, in a period when the overall market fell. In the industrials sector, our lack of exposure to deeply cyclical capital goods producers helped returns, as these stocks were weak due to concerns over a broad global slowdown, including emerging markets. In addition, our holding in Masco, a U.S. building-products maker, rebounded from earlier weakness. In the energy sector, our lack of exposure to volatile exploration and service companies helped performance, as did a timely purchase of Chevron shares during the quarter. In contrast, the Fund was hurt by a lower-than-index exposure to the health care sector, which rose due to its defensive qualities. Stock selection in the information technology sector detracted from performance because of weakness in Brazilian credit card processor Redecard, which was hurt by a sell-off in the Brazilian market as well as fluctuations in the Brazilian real.

Emerging Market Currency and Debt Portfolio
(30.9% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of September 30, 2008, this portfolio consisted of forward currency contracts (48.4%), sovereign debt obligations (39.2%) and structured notes (12.4%) . The average duration of the emerging market currency and debt portfolio was approximately 13.1 months, as of September 30, with an average yield of 11.1% .2

Emerging Market Currency and Debt Market Review
Global de-leveraging was the dominant theme of the third quarter. However, falling equity markets in both developing and emerging markets, a severe correction in energy and other commodity prices, and risk aversion were also major components of the global markets third quarter result. Inflation is no longer a key concern. Policy focus has shifted toward preserving growth in most countries, given the marked deterioration in global economic growth prospects. The TED Spread (Treasury – Eurodollar spread) reached levels not seen since the 1970s. U.S. dollar and yen cash is king, with the unwinding of risk positions funded in these particular currencies.

The portfolio’s performance is primarily derived from two sources of return: yield and currency. During the quarter, many emerging market money markets posted negative returns, some substantial, as the rapid pace of emerging market currency depreciation overwhelmed even the substantial rise in interest rates at the short of inter-bank yield curves on the back of global inter-bank funding pressures. The aggregate interest rate on the portfolio’s positions rose by approximately 5% since the second quarter to nearly 12% by the end of September; however, this yield cushion was partially eroded by the historically high TED spread, which reduced the actual realized yield of the portfolio to approximately 8.3% . Still, the Fund’s short duration exposures benefited from the spike in short term yields, presenting a compelling reinvestment opportunity (on a selective basis) as maturing positions came due.

What Helped and What Hurt LOR
There were notable emerging market local currency headlines during the quarter, including the collapse of the South Korean won, which lost one-third of its value during August and September. Fortunately, the portfolio had no exposure to the Korean won. The portfolio also successfully avoided other local currency markets that suffered substantial third quarter losses such as South

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Africa, Taiwan, Thailand, Romania, to name a few. Elsewhere, light positioning in Chile and Colombia limited losses. Performance was helped by the fact that Eastern European and CIS/Baltic exposure had been significantly reduced earlier in the year. We anticipated deterioration in Eurozone data (relative to the U.S.), partly owing to the ECB’s stubborn maintenance of a tight monetary stance. CIS/Baltic and Emerging European markets are vulnerable to decline in European demand for their exports. We also extended duration where the risk premia warranted, and benefited from the subsequent yield curve rallies. FX-hedged longer duration positions in Colombia and Mexico’s interest rate markets contributed positively to performance, despite weakness in the currency markets of these countries. Elsewhere, increased exposures to Turkey, which benefited from seasonal summer tourism inflows, and to Israel, which gains on reverse domestic institutional fund repatriation (in times of global equity market distress), helped performance. The portfolio’s ongoing significant exposure to ‘frontier’ countries’ generated continued alpha owing to their favorably low correlation with global risk appetite trends, limited stock of foreign investor involvement, and policy-influenced currency regimes. This characteristic contrasts sharply with the liquid emerging markets, which have attracted record amounts of foreign equity/currency/debt investor inflows in recent years, and hence are suffering substantial selling pressure as the foreign capital withdraws, en masse. Most of the portfolio’s losses were attributable to several countries where the impact of global de-leveraging, foreign capital outflow, and credit market distress was most pronounced. This includes Brazil, Russia, India, Malaysia, and the Hungarian fixed income market. Portfolio performance was detracted by the global liquidity unwind led to pronounced dollar strength versus most emerging market currencies.

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of September 30, 2008; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

LOR at Market Price	$9,103
LOR at Net Asset Value	11,570
MSCI ACWI Index	11,137

Average Annual Total Returns*
Periods Ended September 30, 2008
(unaudited)
	One	Since
	Year	Inception**
Market Price	(38.59)%	(2.84)%
Net Asset Value	(27.00)	4.58
MSCI ACWI Index	(26.87)	3.54

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2008 (unaudited)
		Percentage of
Security	Value	Net Assets
Bank of America Corp.	$3,619,000	3.8%
Eni SpA	3,351,743	3.5
Taiwan Semiconductor Manufacturing Co., Ltd.	3,338,297	3.5
Axa	2,999,794	3.1
Kimberly-Clark de Mexico SAB de CV, Series A	2,975,564	3.1
Reynolds American, Inc.	2,946,372	3.1
Citigroup, Inc.	2,680,657	2.8
The Dow Chemical Co.	2,583,714	2.7
OPAP SA	2,536,042	2.7
Du Pont (E.I.) de Nemours & Co.	2,468,375	2.6

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
September 30, 2008 (unaudited)

Description	Shares	Value
Common Stocks—98.3%
Australia—4.8%
Macquarie Infrastructure Group (c)	1,236,044	$2,256,371
TABCORP Holdings, Ltd.	196,787	1,256,529
Telstra Corp., Ltd. (c)	316,969	1,047,026
Total Australia		4,559,926

Brazil—4.0%
Redecard SA	117,800	1,540,209
Souza Cruz SA (c)	93,800	2,242,347
Total Brazil		3,782,556

Canada—0.9%
Telus Corp.	23,900	872,909

Cyprus—0.5%
Bank of Cyprus Public Co., Ltd.	67,000	520,661

Egypt—2.4%
Egyptian Company for Mobile
Services	115,254	2,257,607

Finland—1.4%
Nokia Corp. Sponsored ADR	32,900	613,585
Sampo Oyj, A Shares	32,000	712,685
Total Finland		1,326,270

France—5.8%
Axa	93,070	2,999,794
Total SA	34,930	2,093,849
Vivendi	14,150	438,646
Total France		5,532,289

Greece—4.0%
Motor Oil (Hellas) Corinth
Refineries SA	40,100	604,045
National Bank of Greece SA	17,576	692,818
OPAP SA	83,322	2,536,042
Total Greece		3,832,905

Ireland—0.9%
Irish Life & Permanent PLC	132,600	905,370

Israel—3.4%
Bank Hapoalim BM	656,918	2,024,197
Israel Chemicals, Ltd.	80,200	1,188,969
Total Israel		3,213,166

Italy—5.9%
Eni SpA	128,002	3,351,743
Intesa Sanpaolo SpA	320,700	1,735,947
Terna SpA	140,900	514,742
Total Italy		5,602,432

Japan—3.1%
Daito Trust Construction Co., Ltd.	11,600	422,096
Ichiyoshi Securities Co., Ltd.	64,100	651,517
Nissan Motor Co., Ltd.	113,200	741,859
Nomura Holdings, Inc.	68,500	854,036
SBI Holdings, Inc.	1,930	276,012
Total Japan		2,945,520

Malaysia—1.1%
British American Tobacco Malaysia
Berhad	85,500	1,030,719

Mexico—3.1%
Kimberly-Clark de Mexico SAB de CV,
Series A	685,100	2,975,564

Netherlands—1.5%
Royal Dutch Shell PLC, A Shares	49,700	1,439,585

New Zealand—0.9%
Telecom Corp. of New Zealand, Ltd.	484,953	885,902

Norway—0.2%
Prosafe SE	41,000	220,530

Russia—0.5%
Evraz Group SA GDR	5,900	223,020
Mechel Sponsored ADR	14,200	255,032
Total Russia		478,052

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

Description	Shares	Value
South Africa—2.2%
Kumba Iron Ore, Ltd.	57,900	$1,320,992
Pretoria Portland Cement Co., Ltd.	212,209	800,523
Total South Africa		2,121,515

South Korea—0.5%
Macquarie Korea Infrastructure
Fund GDR	102,050	489,840

Spain—0.4%
Bolsas y Mercados Espanoles	16,400	416,275

Switzerland—0.6%
Zurich Financial Services AG	2,110	574,328

Taiwan—3.5%
Taiwan Semiconductor
Manufacturing Co., Ltd.	2,047,807	3,338,297

Turkey—2.8%
Ford Otomotiv Sanayi AS	200,200	1,088,129
Turkcell Iletisim Hizmetleri AS ADR .	45,000	674,550
Turkiye Halk Bankasi AS	205,732	931,831
Total Turkey		2,694,510

United Kingdom—7.3%
Barclays PLC	226,500	1,314,760
BP PLC	132,470	1,092,775
Lloyds TSB Group PLC (c)	309,222	1,245,185
Old Mutual PLC	630,600	863,257
Persimmon PLC	76,500	541,642
Royal Bank of Scotland Group PLC .	130,687	415,892
Taylor Wimpey PLC	308,784	193,513
Vodafone Group PLC	582,000	1,269,588
Total United Kingdom		6,936,612

United States—36.6%
Air Products & Chemicals, Inc.	9,500	650,655
Altria Group, Inc.	39,800	789,632
Bank of America Corp. (c)	103,400	3,619,000
Chevron Corp.	17,500	1,443,400
Cinemark Holdings, Inc.	64,600	878,560
Citigroup, Inc. (c)	130,700	2,680,657
Diamond Offshore Drilling, Inc.	13,450	1,386,157
Du Pont (E.I.) de Nemours & Co. (c).	61,250	2,468,375
Frontier Communications Corp. (c)	161,900	1,861,850
General Electric Co.	26,600	678,300
Honeywell International, Inc.	11,200	465,360
Intel Corp. (c)	52,600	985,198
International Flavors & Fragrances, Inc.	21,600	852,336
Johnson & Johnson	7,350	509,208
Marshall & Ilsley Corp.	30,900	622,635
Masco Corp. (c)	133,500	2,394,990
Merck & Co., Inc.	33,700	1,063,572
Pfizer, Inc. (c)	133,800	2,467,272
Reynolds American, Inc. (c)	60,600	2,946,372
RPM International, Inc.	28,800	556,992
The Dow Chemical Co. (c)	81,300	2,583,714
The Procter & Gamble Co.	7,350	512,222
United Online, Inc.	81,800	769,738
USA Mobility, Inc. (a)	80,600	886,600
Verizon Communications, Inc.	28,100	901,729
Total United States		34,974,524

Total Common Stocks
(Identified cost $123,042,580)		93,927,864

Limited Partnership Units—1.5%
United States—1.5%
Energy Transfer Equity LP	21,400	465,450
Enterprise GP Holdings LP	19,900	468,247
Enterprise Products Partners LP	20,800	536,016
Total United States		1,469,713

Total Limited Partnership Units
(Identified cost $2,007,433)		1,469,713

	Principal
	Amount
Description	(000) (d)	Value
Foreign Government
Obligations—17.2%
Brazil—3.8%
Brazil NTN-F:
10.00%, 07/01/10	1,557	764,273
10.00%, 01/01/12	6,000	2,895,128
Total Brazil		3,659,401

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

	Principal
	Amount
Description	(000) (d)	Value
Egypt —4.1%
Egypt Treasury Bills:
0.00%, 10/28/08	15,475	$2,804,764
0.00%, 11/18/08	2,725	490,236
0.00%, 12/23/08	850	151,052
0.00%, 03/03/09	2,600	451,041
Total Egypt		3,897,093

Ghana—0.4%
Ghanaian Government Bonds:
13.50%, 03/30/10	330	250,103
14.00%, 03/07/11	190	136,965
Total Ghana		387,068

Hungary—2.0%
Hungarian Government Bonds:
6.00%, 10/12/11	55,000	290,302
7.25%, 06/12/12	240,500	1,303,652
5.50%, 02/12/14	59,200	295,851
Total Hungary		1,889,805

Israel—0.3%
Israel Government Bond,
7.00%, 04/29/11	966	291,902

Mexico—1.8%
Mexican Bonos:
9.00%, 12/20/12	9,367	876,583
7.75%, 12/14/17	9,800	857,640
Total Mexico		1,734,223

Peru—1.3%
Peru Bono Soberano,
12.25%, 08/10/11	3,470	1,279,915

Poland—0.2%
Polish Government Bond,
6.25%, 10/24/15	361	152,407

Turkey—3.1%
Turkish Government Bonds:
0.00%, 10/07/09	2,145	$1,412,292
14.00%, 01/19/11	2,169	1,546,306
Total Turkey		2,958,598

Uganda—0.2%
Uganda Government Bond,
10.00%, 04/01/10	338,000	193,672

Total Foreign Government
Obligations
(Identified cost $17,115,915)		16,444,084

Structured Notes—4.4%
Brazil—2.6%
Citigroup Funding, Inc. Brazil Inflation-
Indexed Currency and Credit Linked
Unsecured Notes NTN-B:
9.50%, 05/18/09 (e)	557	756,646
9.40%, 08/17/10 (e)	698	917,068
8.80%, 05/18/15 (e)	659	826,337
Total Brazil		2,500,051

Colombia—1.8%
Citigroup Funding, Inc. Colombia TES
Credit Linked Unsecured Note,
12.01%, 04/27/12 (e)	251	269,195
JPMorgan Chase & Co. Colombian
Peso Linked Notes:
10.77%, 11/14/10 (e)	800	694,080
11.92%, 03/05/15 (e)	976	766,160
Total Colombia		1,729,435

Total Structured Notes
(Identified cost $3,931,505)		4,229,486

Corporate Bond—1.1%
United States—1.1%
JPMorgan Chase & Co.,
9.28%, 06/20/11
(Identified cost $1,169,052) (e)	28,000	1,076,627

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

	Principal
	Amount
Description	(000)	Value
Supranationals—0.5%
African Development Bank,
12.00%, 10/19/08 (f)	265	$215,977
European Investment Bank,
12.25%, 02/26/10 (g)	750,000	203,706

Total Supranationals
(Identified cost $437,259)		419,683

Description	Value
Total Investments—123.0%
(Identified cost $147,703,744) (b)	$117,567,457
Liabilities in Excess of Cash
and Other Assets—(23.0)%	(21,964,754)
Net Assets—100.0%	$95,602,703

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2008:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
AED	10/29/08	4,415,000	$1,202,080	$1,202,208	$128	$—
AED	11/17/08	3,349,000	911,789	912,000	211	—
ARS	10/20/08	828,051	262,000	262,254	254	—
ARS	10/20/08	834,504	264,000	264,298	298	—
ARS	10/20/08	838,860	264,000	265,678	1,678	—
BRL	11/13/08	4,735,053	2,591,000	2,468,976	—	122,024
BRL	11/13/08	564,696	327,000	294,447	—	32,553
CLP	12/17/08	280,183,500	522,000	504,911	—	17,089
CNY	06/24/09	7,812,282	1,211,000	1,125,988	—	85,012
CNY	09/08/09	1,470,175	217,000	212,015	—	4,985
COP	10/02/08	211,120,200	106,000	96,444	—	9,556
COP	10/02/08	800,400,000	400,000	365,638	—	34,362
COP	10/02/08	141,095,800	64,872	64,455	—	417
EUR	10/06/08	355,000	513,863	499,769	—	14,094
EUR	10/06/08	463,000	658,247	651,812	—	6,435
EUR	10/06/08	247,126	383,248	347,904	—	35,344
EUR	10/13/08	549,000	774,255	773,436	—	819
EUR	10/14/08	721,000	1,016,826	1,015,856	—	970
EUR	10/28/08	743,982	1,052,028	1,049,742	—	2,286
GHC	10/09/08	66,000	56,691	56,605	—	86
GHC	10/20/08	276,500	233,137	235,540	2,403	—
GHC	12/22/08	322,000	265,896	264,063	—	1,833
HUF	10/20/08	16,899,000	98,096	98,097	1	—
IDR	10/14/08	6,638,730,000	707,000	703,231	—	3,769
IDR	11/17/08	9,704,994,000	1,014,000	1,023,143	9,143	—
IDR	12/09/08	3,734,050,000	391,000	392,360	1,360	—
ILS	10/15/08	1,834,427	507,000	528,160	21,160	—
ILS	11/04/08	1,701,071	470,000	489,533	19,533	—
INR	10/16/08	20,303,640	441,000	432,337	—	8,663
INR	10/23/08	20,749,980	478,000	441,857	—	36,143
INR	11/03/08	7,578,320	172,000	161,384	—	10,616
INR	11/10/08	46,569,040	1,096,000	991,642	—	104,358
KES	10/16/08	8,702,250	123,000	118,923	—	4,077
KES	10/21/08	10,321,000	145,136	141,043	—	4,093
KES	10/22/08	16,506,000	225,415	225,565	150	—
KWD	10/08/08	117,213	439,000	439,108	108	—
KWD	10/22/08	67,000	249,349	250,773	1,424	—
MXN	10/06/08	5,557,728	528,000	508,182	—	19,818

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2008 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
MYR	10/07/08	2,266,465	$694,000	$658,446	$—	$35,554
MYR	10/14/08	2,083,963	643,000	605,863	—	37,137
MYR	10/20/08	1,426,170	411,000	414,882	3,882	—
MYR	10/24/08	1,528,027	473,000	444,696	—	28,304
MYR	11/03/08	1,815,264	528,000	529,000	1,000	—
MYR	11/28/08	1,392,435	416,000	406,513	—	9,487
NGN	10/14/08	57,138,140	484,263	484,789	526	—
NGN	10/16/08	57,587,750	487,000	488,604	1,604	—
NGN	10/27/08	36,157,750	305,000	306,781	1,781	—
NGN	10/31/08	71,139,000	598,813	598,364	—	449
NGN	11/20/08	12,417,000	104,980	104,442	—	538
NGN	11/24/08	35,971,000	304,015	302,559	—	1,456
PEN	10/21/08	1,004,829	354,000	336,581	—	17,419
PEN	12/10/08	1,157,792	388,000	386,349	—	1,651
PEN	03/03/09	1,718,200	605,000	569,382	—	35,618
PEN	03/11/09	1,174,040	392,000	388,949	—	3,051
PHP	10/15/08	64,015,560	1,337,000	1,360,666	23,666	—
PHP	10/27/08	7,740,580	166,000	164,541	—	1,459
PHP	12/11/08	26,790,000	564,000	569,680	5,680	—
PLN	10/06/08	1,334,608	549,855	553,171	3,316	—
PLN	10/06/08	617,722	300,273	256,034	—	44,239
PLN	10/14/08	2,128,663	963,000	882,366	—	80,634
PLN	10/14/08	2,381,802	969,000	987,296	18,296	—
PLN	10/14/08	941,427	411,283	390,237	—	21,046
RUB	10/14/08	7,735,680	316,000	301,146	—	14,854
RUB	10/22/08	55,112,000	2,191,986	2,143,192	—	48,794
RUB	12/11/08	14,304,000	552,940	552,762	—	178
SGD	12/26/08	725,000	512,150	506,556	—	5,594
SKK	10/28/08	22,509,185	1,162,265	1,046,892	—	115,373
TRY	10/10/08	328,955	254,000	258,483	4,483	—
TRY	10/10/08	505,235	386,000	396,999	10,999	—
TRY	10/10/08	2,700,601	1,940,644	2,122,050	181,406	—
TRY	10/10/08	697,000	575,652	547,681	—	27,971
TRY	10/10/08	287,845	230,000	226,180	—	3,820
TRY	10/14/08	687,549	565,000	539,590	—	25,410
TRY	06/23/09	2,303,390	1,618,231	1,651,178	32,947	—
TZS	10/06/08	217,183,670	187,000	187,060	60	—
TZS	10/27/08	299,581,000	255,234	257,226	1,992	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2008 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
TZS	10/28/08	101,722,000	$87,716	$87,623	$—	$93
TZS	11/03/08	354,336,600	302,000	303,792	1,792	—
UAH	11/17/08	2,274,020	439,000	443,750	4,750	—
UAH	12/17/08	924,880	176,000	178,874	2,874	—
UAH	12/18/08	621,300	114,000	120,248	6,248	—
UAH	03/16/09	499,410	93,000	93,147	147	—
UGX	10/02/08	285,897,000	173,850	171,123	—	2,727
UGX	10/03/08	232,170,000	142,000	138,935	—	3,065
UGX	10/24/08	350,880,000	201,318	209,037	7,719	—
UGX	10/29/08	295,537,500	169,922	175,880	5,958	—
UGX	10/31/08	211,936,000	128,000	126,072	—	1,928
UGX	11/03/08	531,171,200	322,000	315,758	—	6,242
UGX	11/28/08	355,752,000	214,244	210,290	—	3,954
UGX	12/24/08	640,942,500	374,000	377,386	3,386	—
UGX	12/29/08	379,896,110	223,000	223,517	517	—
UGX	01/05/09	157,262,000	94,000	92,330	—	1,670
ZMK	10/09/08	1,147,854,000	339,000	320,288	—	18,712
ZMK	10/22/08	334,608,000	92,972	93,036	64	—
ZMK	10/23/08	252,000,000	70,000	70,048	48	—
ZMK	11/25/08	813,672,000	224,864	224,103	—	761
ZMK	11/26/08	471,659,000	130,401	129,868	—	533
ZMK	01/12/09	792,682,470	191,000	215,582	24,582	—
Total Forward Currency Purchase Contracts			$47,878,799	$47,127,250	$407,574	$1,159,123

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

Forward Currency Sale Contracts open at September 30, 2008:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
AED	10/08/08	2,007,900	$546,754	$546,652	$102	$—
BRL	10/14/08	6,835,275	3,825,000	3,586,024	238,976	—
BRL	11/13/08	5,299,749	2,753,116	2,763,423	—	10,307
COP	10/02/08	1,152,616,000	608,000	526,537	81,463	—
COP	02/27/09	1,969,042,000	986,000	877,355	108,645	—
EUR	10/06/08	387,000	549,855	544,819	5,036	—
EUR	10/06/08	192,000	300,273	270,298	29,975	—
EUR	10/06/08	247,126	362,102	347,904	14,198	—
EUR	10/28/08	743,000	1,162,265	1,048,356	113,909	—
EUR	11/28/08	1,352,300	1,980,714	1,909,725	70,989	—
HUF	10/14/08	173,541,095	1,016,826	1,008,004	8,822	—
HUF	10/20/08	96,267,100	556,136	558,823	—	2,687
ILS	11/04/08	1,701,071	499,610	489,533	10,077	—
MXN	10/06/08	19,366,432	1,856,000	1,770,807	85,193	—
MYR	10/07/08	2,266,465	659,239	658,446	793	—
MYR	10/14/08	1,891,725	550,000	549,974	26	—
PEN	12/03/08	1,674,804	599,000	559,193	39,807	—
PLN	10/06/08	1,167,950	513,863	484,094	29,769	—
PLN	10/06/08	1,560,171	658,247	646,663	11,584	—
RUB	10/22/08	18,834,000	753,209	732,415	20,794	—
SKK	10/28/08	22,509,185	1,052,028	1,046,892	5,136	—
TRY	10/10/08	2,080,000	1,588,999	1,634,401	—	45,402
TRY	10/10/08	1,454,792	1,137,000	1,143,131	—	6,131
TRY	10/10/08	2,344,846	1,685,000	1,842,509	—	157,509
TRY	10/10/08	918,864	701,000	722,015	—	21,015
TRY	10/13/08	962,095	774,255	755,287	18,968	—
TZS	10/06/08	217,183,670	187,227	187,059	168	—
UGX	10/02/08	285,897,000	170,481	171,123	—	642
Total Forward Currency Sale Contracts			28,032,199	$27,381,462	894,430	243,693
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,302,004	$1,402,816

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2008 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $147,703,744, aggregate gross unrealized appreciation was $1,894,788, aggregate gross unrealized depreciation was $32,031,075 and the net unrealized depreciation was $30,136,287.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At September 30, 2008, these securities amounted to 5.5% of net assets and are not considered to be liquid.

Structured Notes – Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of September 30, 2008.

Corporate Bond – Variable rate security. Principal amount denominated in Russian Ruble. Interest rate shown reflects current rate as of September 30, 2008.

(f)	Principal amount denominated in Ghanaian Cedi.

(g)	Principal amount denominated in Zambian Kwacha.

Security Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F
TES — Titulos de Tesoreria

Currency Abbreviations:
AED	—	United Arab Emirates	MXN	—	Mexican Peso
		Dirham	MYR	—	Malaysian Ringgit
ARS	—	Argentine Peso	NGN	—	Nigerian Naira
BRL	—	Brazilian Real	PEN	—	Peruvian New Sol
CLP	—	Chilean Peso	PHP	—	Philippine Peso
CNY	—	Chinese Renminbi	PLN	—	Polish Zloty
COP	—	Colombian Peso	RUB	—	Russian Ruble
EUR	—	Euro	SGD		Singapore Dollar
GHC	—	Ghanaian Cedi	SKK	—	Slovenska Koruna
HU	—	Hungarian Forint	TRY	—	New Turkish Lira
IDR	—	Indonesian Rupiah	TZS	—	Tanzanian Shilling
ILS	—	Israeli Shekel	UAH	—	Ukranian Hryvnia
INR	—	Indian Rupee	UGX	—	Ugandan Shilling
KES	—	Kenyan Shilling	ZMK	—	Zambian Kwacha
KWD	—	Kuwaiti Dinar

Portfolio holdings by industry (as percentage of net assets):
Industry
Agriculture	1.2%
Alcohol & Tobacco.	7.3
Automotive	1.9
Banking	12.4
Building Materials	0.8
Chemicals	6.6
Consumer Products	1.4
Drugs	3.7
Electric	0.6
Energy Integrated	10.5
Energy Services	3.2
Financial Services	11.0
Forest & Paper Products	3.1
Housing	3.8
Insurance	4.5
Leisure & Entertainment	5.4
Manufacturing	1.2
Medical Products	0.5
Metals & Mining	1.9
Semiconductors & Components	4.5
Technology	0.8
Technology Hardware	0.6
Telecommunications	11.1
Transportation	2.9
Subtotal	100.9
Foreign Government Obligations	17.2
Structured Notes	4.4
Supranationals	0.5
Total Investments	123.0%

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
September 30, 2008 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Fair Value Measurements:

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2008 (unaudited)

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2008:

		Other
	Investments	Financial
Level	in Securities	Instruments*
Level 1	$95,397,577	$—
Level 2	13,387,898	(100,812)
Level 3	8,781,982	—
Total	$117,567,457	$(100,812)

*	Other financial instruments are derivative instruments such as forward contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in Securities
Balance as of 12/31/07	$4,017,711
Accrued discounts/premiums	7,988
Realized gain (loss)	—
Change in unrealized
appreciation/depreciation	(565,100)
Net purchases (sales)	5,321,383
Net transfers in and/or
out of Level 3	—
Balance as of 9/30/08	$8,781,982
Net change in unrealized
appreciation/depreciation
from investments still held
as of 9/30/08	$(565,100)

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund(1)	and Other Directorships Held
Board of Directors:
Class I — Directors with Term Expiring in 2010
Independent Directors:

Leon M. Pollack (67)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee,
Adelphi University

Robert M. Solmson (61)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive
Officer and Chairman, RFS Hotel Investors, Inc.; Former Director,
Morgan Keegan & Co., Inc.; Former Director, Independent Bank,
Memphis
Interested Director:

Charles Carroll (48)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager
Class II — Directors with Term Expiring in 2011
Independent Directors:

Kenneth S. Davidson (63)	Director	President, Davidson Capital Management Corporation; President,
Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of
the Board, Bridgehampton Chamber Music Festival; Trustee,
American Friends of the National Gallery, London

Nancy A. Eckl (46)	Director	Former Vice President, Trust Investments, American Beacon
Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement
Equities Fund; Trustee, TIAA-CREF Institutional Mutual Funds,
TIAA-CREF Life Funds and TIAA Separate Account VA-I

Lester Z. Lieberman (78)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts Center
Class III — Directors with Term Expiring in 2009
Independent Director:

Richard Reiss, Jr. (64)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, O’Charley’s, Inc., a restaurant chain

Interested Director:

Ashish Bhutani (48)	Director	Chief Executive Officer of the Investment Manager

(1)

Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During Past 5 Years
Officers:
Nathan A. Paul (35)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager

Stephen St. Clair (50)	Treasurer	Vice President of the Investment Manager

Brian Kawakami (58)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the
Investment Manager; Chief Compliance Officer at INVESCO,
from July 2002 to April 2006

Brian D. Simon (46)	Assistant Secretary	Director of the Investment Manager

Cesar A. Trelles (33)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004

(1) Each officer also serves as an officer for each of the Lazard Funds.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com
This report is intended only for the information of stockholders of Common Stock of Lazard World Dividend & Income Fund, Inc.